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                                    AGREEMENT

This Agreement is made on December 11, 1997 between American Custom Components, Inc., a Nevada Corporation in USA with its registered office at 3310 W. MacARTHUR BLVD. Santa Ana, CA 92704, U.S.A. (hereafter called "ACC") AND Robert Lim on No. 44 Jalan Besi Kawi, Coronation Park, 80200 Johor Bahru, Johor, Malaysia (hereafter called "the Owner").

BOTH PARTIES HERETO AGREE AS FOLLOWS:

(1) SALE AND PURCHASE PRICE
The owner hereby agrees to sell and ACC agrees to purchase the One and Half storey terrace factory at 95 Jalan Timur 4, Kawasan Perindustrian Kulai Timur, 81000 Kulai, Johor, Malaysia.

(Title No: HS(D) 208264).

Both parties agree the price at US$110,000.00

(2) SCHEDULE OF PAYMENT
ACC is hereby offering to the Owner an opportunity to purchase ACC's stocks of 31,400 shares at US$ 3.50 per share in exchange of the ownership of the above said property. There will be a 12 months waiting period on this stock options which expire on the 13th month from the date of this agreement. The waiting period of 12 months is effective from the date of this agreement. The Owner has ONE month to exercise this stock options agreement and give ACC title to the above said property. In the event that the Owner does not exercise this stock options, ACC shall pay US$110,000.00 to the Owner.

(3) RENTAL
ACC agree to rent the building at US$800.00 during this waiting period. The rental shall be effective from the date of this agreement.

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Agreement as of the date first above stated.

/s/ Robert Lim                      /s/ Martin Tony Walk
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SIGNED by ROBERT LIM                SIGNED by MARTIN TONY WALK
(I.C. No. 650326-01-5101)           on behalf of
                                    AMERICAN CUSTOM COMPONENTS, INC.

                                    in the presence of:-

                                    /s/ Michael Robert Orton 9-Feb-98
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                                    MICHAEL ROBERT ORTON